RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND












                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 1999

                           RCB GROWTH AND INCOME FUND


Dear Fellow Shareholders:

We are pleased to report strong returns for the RCB Growth and Income Fund in 1999. The second half of 1999 can be summed up by one sentence from our Annual Report of six months ago: "So while we strongly caution that it will be difficult to reproduce the strong absolute returns of the first half, our performance relative to our peers should prove to be satisfactory." (If only our view of the future was always this prescient.) After a very strong first half, the Fund held value during the turbulent markets of the second half of the year. Following the Fund's 17.90% return during the first six months the Fund rose slightly in the second half to finish 1999 with an increase in net asset value of 18.07%.* This compares to 21.03% for the S&P 500 and only 7.35% for the Russell 1000 Value Index.

At RCB, our insistence on paying reasonable, "value" prices for healthy, growing businesses has helped us deliver good returns while controlling volatility. Our portfolio avoided much of the third quarter market turbulence because we own solid companies with solid long-term prospects. During the market downturn in the third quarter of 1999, many Internet stock indices fell 40% - 50% before recovering in the last few weeks of the year. While we readily admit to enjoying roller coasters, we would much rather ride those at Six Flags or Disney parks.

In addition to the market gyrations, the disparity of returns remains extreme. While the major market indices were up 20% or more, more than 50% of the stocks in each index were actually down in 1999. As represented by Frank Russell Index Returns, another measure of the disparity between value and growth stocks for the year was:

                                      Growth             Value
                                      ------             -----
         Large Capitalization         33.16%             7.35%
         Mid Capitalization           51.29%            -0.11%

In contrast, our focused value approach served us well, because rather than taking a scattergun approach to the value world, our rigorous analysis of individual companies found excellent investments. We are sometimes asked whether the recent difficulty that value investors have generally encountered dims our long-term outlook. Quite the contrary. The wide disparity convinces us that there are many inexpensive outstanding companies to uncover.

In the second half, our individual stocks were quite consistent with first half trends, with our strongest continuing to grow and the laggards hanging back. In the interest of getting the bad news out in the open, the stocks that hurt performance were Abbott Labs, Albertsons, Bank One, Chubb, Dun & Bradstreet, Equifax, Gartner Group, IMS Health, Raytheon, Service Master, Sigma Aldrich, Tricon, and Unocal. We have always concentrated much more on the fundamental performance of a company's business than the short-term stock price fluctuation, and for the most part, these companies continue to operate well. In many instances, we have added to positions as the stocks went "on sale", and we've enjoyed a rebound in some of these. Nevertheless, a few warrant discussion.

Raytheon, which we entered at a P/E of 12x - 14x, enjoyed a nice boost in the first half before management repeatedly lowered expectations. While we expect and deal with occasional warnings in the course of managing a portfolio, the second warning in as many months convinced us that management didn't have its arms around the business so we sold. The bad news is that we weren't omniscient enough to get out in June. The consolation is that we avoided a third warning which drove the stock down a further 40%.

                           RCB GROWTH AND INCOME FUND



Albertsons has struggled as it integrates the American Stores merger and probably to a lesser degree due to the perceived threat from web-based grocers. Albertsons has long been the leader in the grocery business and will bring needed discipline to the American Stores chain. Nevertheless, we anticipated the short-term disruptions from the acquisition and, in fact, curtailed our purchase of the stock for almost six months. However, at current prices the short-term impact is overly discounted. Also, while we have extreme doubts about the financial models of internet grocers, Albertsons has had its own web grocery up and running for a year as a hedge, and its operating model is far superior to a web-only format.

While Raytheon's troubles were unexpected and Albertsons' disruptions were expected, Tricon's operations have been at the other end of the extreme. While quarter-to-quarter sales trends have always fluctuated at each division (this should come as no surprise to restaurant analysts), the long-term trend has been great. The company has repeatedly met or exceeded earnings expectations and should continue to do very well. Nevertheless, the stock has suffered and we continue to buy, given its P/E ratio of 10x for 2000 and tremendous cash flow.

Stocks in a "holding pattern" during the second half include Anheuser-Busch, Consolidated Paper, Eastman Kodak, Enron, Fortune Brands, Pepsico, Reynolds & Reynolds, and Royal Dutch Petroleum. These are healthy businesses with solid prospects.

Each of the companies that delivered outsized returns in the latter half of 1999 continued to capitalize on its superb operating model. American Express grew its financial services business; investors discovered the hidden venture capital and DSL communication gems within Comdisco; Corning, GM Hughes, and Motorola rebounded dramatically as the worldwide communications transformation drove their results; Kimberly-Clark continued its transformation towards a consumer-oriented business; Warner Lambert found itself a takeover target; and Time Warner continued to expand its media empire. While some of these are candidates for modest rebalancing, their future prospects remain outstanding and continue as sizable holdings in the fund.

For 2000, we believe that the RCB Growth & Income Fund will continue its strong record. While some while away the hours debating the existence of a speculative bubble, we find company analysis a more productive use of our time. As we mentioned above, there is no shortage of businesses selling at reasonable prices and we will concentrate on finding them. After all, (to paraphrase a classic ad) we're not only the managers of the Fund, we're customers too! As always, we appreciate your continued support and welcome your comments either by e-mail or telephone (toll free: 877-478-4722). Sincerely,


/s/ Donn B. Conner, CFA                     /s/ Victor F. Hawley, CFA

Donn B. Conner, CFA                         Victor F. Hawley, CFA
Manager                                     Co-Manager
dconner@rcbinvest.com                       vhawley@rcbinvest.com

* The Fund's total return for the one year period ended December 31, 1999 and from inception on September 30, 1998 through that date were 13.94% and 26.25%, respectively. Total return reflects the maximum sales charge of 3.50%. Past performance does not guarantee future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares.

                           RCB GROWTH AND INCOME FUND


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Shares  COMMON STOCKS: 97.3%                                             Value
--------------------------------------------------------------------------------

        BANKS: 2.3%
1,300   Bank One Corp...............................................  $   41,681
                                                                      ----------
        BEVERAGES: 5.7%
  500   AnheuserBusch Companies, Inc................................      35,438
1,900   PepsiCo, Inc................................................      66,975
                                                                      ----------
                                                                         102,413
                                                                      ----------
        CHEMICALS: 3.2%
1,900   SigmaAldrich Corp...........................................     57,119
                                                                      ----------
        COMMERCIAL SERVICES: 2.5%
3,700   ServiceMaster Company.......................................      45,556
                                                                      ----------
        CONSUMER PRODUCTS: 14.5%
1,700   Consolidated Papers, Inc....................................      54,081
  700   Eastman Kodak Company.......................................      46,375
1,200   Fortune Brands, Inc.........................................      39,675
1,200   KimberlyClark Corp..........................................      78,300
2,000   Sara Lee Corp...............................................      44,125
                                                                      ----------
                                                                         262,556
                                                                      ----------
        DATA PROCESSING/MANAGEMENT: 3.0%
2,400   Reynolds & Reynolds Company.................................      54,000
                                                                      ----------
        ENERGY SERVICES: 3.9%
1,600   Enron Corp..................................................      71,000
                                                                      ----------
        FINANCE: 9.0%
  300   American Express Company....................................      49,875
2,400   Dun & Bradstreet Corp.......................................      70,800
1,800   Equifax, Inc................................................      42,413
                                                                      ----------
                                                                         163,088
                                                                      ----------
        INSURANCE: 2.8%
  900   The Chubb Corp..............................................      50,681
                                                                      ----------

See accompanying Notes to Financial Statements.

                                                                               3
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                           RCB GROWTH AND INCOME FUND


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

        MEDIA & ENTERTAINMENT: 4.0%
1,000   Time Warner, Inc............................................  $   72,438
                                                                      ----------
        MEDICAL INFORMATION: 3.3%
2,200   IMS Health, Inc.............................................      59,813
                                                                      ----------
        OIL COMPANY  INTEGRATED: 4.2%
  700   Royal Dutch Petroleum Company  ADR .........................      42,306
1,000   Unocal Corp.................................................      33,563
                                                                      ----------
                                                                          75,869
                                                                      ----------
        PHARMACEUTICALS: 5.2%
1,000   Abbott Laboratories.........................................      36,312
  700   WarnerLambert Company.......................................      57,356
                                                                      ----------
                                                                          93,668
                                                                      ----------
        RESTAURANTS: 3.4%
1,600   TRICON Global Restaurants, Inc.*............................      61,800
                                                                      ----------
        RETAIL  FOOD: 3.6%
2,000   Albertson's, Inc............................................      64,500
                                                                      ----------
        TECHNOLOGY SERVICES: 9.9%
3,500   Comdisco, Inc...............................................     130,375
3,000   Gartner Group, Inc.  Class A*...............................      45,750
  286   Gartner Group, Inc.  Class B*...............................       3,950
                                                                      ----------
                                                                         180,075
                                                                      ----------
        TELECOMMUNICATIONS EQUIPMENT: 16.8%
1,000   Corning, Inc................................................     128,937
1,200   General Motors Corp.  Class H*..............................     115,200
  400   Motorola, Inc...............................................      58,900
                                                                      ----------
                                                                         303,037
                                                                      ----------

        Total Common Stocks  (cost $1,487,294)......................   1,759,294
                                                                      ----------

See accompanying Notes to Financial Statements.

4
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                           RCB GROWTH AND INCOME FUND


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
                                                                         Value
--------------------------------------------------------------------------------

        Total Investments in Securities  (cost $1,487,294): 97.3%...  $1,759,294
        Other Assets less Liabilities: 2.7%.........................      48,479
                                                                      ----------
        Total Net Assets: 100.0%....................................  $1,807,773
                                                                      ==========


* Nonincome producing security.

ADR  American depositary receipt.

See accompanying Notes to Financial Statements.

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                           RCB GROWTH AND INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $1,487,294) .......      $ 1,759,294
  Cash .......................................................           50,350
 Receivables:
   Due from Advisor ..........................................            5,507
   Dividends .................................................            2,440
 Prepaid expenses and other assets ...........................            1,705
                                                                    -----------
   Total assets ..............................................        1,819,296
                                                                    -----------
LIABILITIES
  Distribution fees ..........................................            1,020
  Accrued expenses ...........................................           10,503
                                                                    -----------
   Total liabilities .........................................           11,523
                                                                    -----------

NET ASSETS ...................................................      $ 1,807,773
                                                                    ===========

  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($1,807,773/132,097 shares outstanding; unlimited
   number of shares authorized without par value) ............           $13.69
                                                                    ===========

  MAXIMUM OFFERING PRICE PER SHARE ($13.69/96.50%) ...........           $14.19
                                                                    ===========
COMPONENTS OF NET ASSETS
 Paidin capital ..............................................      $ 1,563,186
 Accumulated net investment loss .............................              (66)
 Accumulated net realized loss on investments ................          (27,347)
 Net unrealized appreciation on investments ..................          272,000
                                                                    -----------
   Net assets ................................................      $ 1,807,773
                                                                    ===========

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................     $ 12,499
    Interest .....................................................          573
                                                                       --------
       Total income ..............................................       13,072
                                                                       --------
  Expenses
    Administration fee ...........................................       15,123
    Audit fee ....................................................        8,030
    Fund accounting fees .........................................        5,924
    Advisory fees ................................................        4,864
    Registration fees ............................................        4,537
    Transfer agent fees ..........................................        3,124
    Custody fees .................................................        2,823
    Distribution fees ............................................        2,027
    Legal fees ...................................................        1,512
    Trustee fees .................................................        1,260
    Reports to shareholders ......................................          256
                                                                       --------
       Total expenses ............................................       49,480
       Less: expenses waived and reimbursed ......................      (39,347)
                                                                       --------
       Net expenses ..............................................       10,133
                                                                       --------
          NET INVESTMENT INCOME ..................................        2,939
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from security transactions ...................      (27,335)
  Net change in unrealized appreciation on investments ...........       42,799
                                                                       --------
       Net realized and unrealized gain on investments ...........       15,464
                                                                       --------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...     $ 18,403
                                                                       ========

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Six Months       September 30, 1998*
                                                                      Ended              through
                                                                December 31, 1999#    June 30, 1999
                                                                ------------------    -------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................     $     2,939           $     2,048
  Net realized gain (loss) from security transactions ........         (27,335)               15,577
  Net change in unrealized appreciation on investments........          42,799               229,201
                                                                   -----------           -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....          18,403               246,826
                                                                   -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .................................          (3,995)               (1,058)
  From net realized gains ....................................         (15,589)                   --
                                                                   -----------           -----------
      TOTAL DISTRIBUTIONS ....................................         (19,584)               (1,058)
                                                                   -----------           -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
   change in outstanding shares (a) ..........................         245,724             1,317,462
                                                                   -----------           -----------
      TOTAL INCREASE IN NET ASSETS ...........................         244,543             1,563,230

NET ASSETS
  Beginning of period ........................................       1,563,230                    --
                                                                   -----------           -----------
  END OF PERIOD ..............................................     $ 1,807,773           $ 1,563,230
                                                                   ===========           ===========

Accumulated net investment income (loss) .....................     $       (66)          $       990
                                                                   ===========           ===========

(a) A summary of capital share transactions is as follows:

                                                            Six Months            September 30, 1998*
                                                               Ended                    through
                                                         December 31, 1999#          June 30, 1999
                                                      -------------------       -----------------------
                                                      Shares       Value         Shares         Value

Shares sold ......................................    21,900     $ 283,015       114,638     $ 1,336,995
Shares issued in reinvestment of distributions....     1,097        14,070            88             987
Shares redeemed ..................................    (3,896)      (51,361)       (1,730)        (20,520)
                                                     -------     ---------      --------     -----------
Net increase .....................................    19,101     $ 245,724       112,996     $ 1,317,462
                                                     =======     =========      ========     ===========

# Unaudited.
* Commencement of operations.

See accompanying Notes to Financial Statements.

8
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                           RCB GROWTH AND INCOME FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                      Six Months        September 30, 1998*
                                                                        Ended                through
                                                                  December 31, 1999#       June 30, 1999
                                                                  ------------------       -------------
Net asset value, beginning of period ............................       $13.83                $ 10.00
                                                                        ------                -------
Income from investment operations:
  Net investment income .........................................         0.02                   0.03
  Net realized and unrealized gain (loss) on investments ........        (0.01)                  3.82
                                                                        ------                -------
Total from investment operations ................................         0.01                   3.85
                                                                        ------                -------
Less distributions:
  From net investment income ....................................        (0.03)                 (0.02)
  From net realized gains .......................................        (0.12)                    --
                                                                        ------                -------
Total distributions .............................................        (0.15)                 (0.02)
                                                                        ------                -------

Net asset value, end of period ..................................       $13.69                $ 13.83
                                                                        ======                =======

Total return++ ..................................................         0.14%                 38.55%

Ratios/supplemental data:
Net assets, end of period (millions) ............................       $  1.8                $   1.6

Ratio of expenses to average net assets:+
  Before expense waivers and reimbursements .....................         6.10%                 12.32%
  After expense waivers and reimbursements ......................         1.25%                  1.25%

Ratio of net investment income (loss) to average net assets:+
  Before expense waivers and reimbursements .....................        (4.49)%               (10.74)%
  After expense waivers and reimbursements ......................         0.36%                  0.33%

Portfolio turnover rate++ .......................................         1.59%                  4.41%

#  Unaudited.
*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

Dear Fellow Shareholders:

"IT WAS THE BEST OF TIMES, IT WAS THE WORST OF TIMES, IT WAS THE AGE OF WISDOM, IT WAS THE AGE OF FOOLISHNESS, IT WAS THE EPOCH OF BELIEF, IT WAS THE EPIC OF INCREDULITY, IT WAS THE SEASON OF LIGHT, IT WAS THE SEASON OF DARKNESS, IT WAS THE SPRING OF HOPE, IT WAS THE WINTER OF DESPAIR, WE HAD EVERYTHING BEFORE US, WE HAD NOTHING BEFORE US, WE WERE ALL GOING DIRECT TO HEAVEN, WE WERE ALL GOING DIRECT THE OTHER WAY - IN SHORT, THE PERIOD WAS SO FAR LIKE THE PRESENT PERIOD, THAT SOME OF ITS NOISIEST AUTHORITIES INSISTED ON IT BEING RECEIVED, FOR GOOD OR FOR EVIL, IN THE SUPERLATIVE DEGREE OF COMPARISON ONLY."

                                 CHARLES DICKENS

Yes, as we write this letter covering the 6 months ending December 31, 1999, we are clearly in Dickensian territory, as only a small cap value manager can attest. We present the following index returns data from the Frank Russell Company to support our market comments. We fall in the small cap value category, to be found in the last grouping below.

                     4th Quarter 1999            Year 1999
                     ----------------            ---------
Large Cap:
     Value:               5.44%                     7.35%
     Growth:             25.14%                    33.16%

Mid Cap:
     Value:               3.77%                    -0.11%
     Growth:             39.47%                    51.29%

Small Cap:
     Value:               1.53%                    -1.49%
     Growth:             33.39%                    43.09%

It's clear that the hypothesis declaring the end of the Internet sillies and a return to more rational thinking that was outlined in our last shareholder letter, as of June 30th, was "early." What worked in 1999 was limited to a very select group of market categories and "small cap" and "value" were not among them. We spent the entire second half of the year desperately trying to maintain the gains of the first half, and were only somewhat successful.

So how did we manage to be up 17.85% for the year at net asset value when we are a small cap value manager, the worst performing style during 1999? * There are some very obvious responses to this question and I shall leave most of them to your imagination. Let me mention some things that might not be quite as apparent. One advantage we have is size. As a firm managing $1.2 billion in assets, we have more flexibility than a $10 billion firm. If something does not work out, we can get out. Additionally, we have a very focused approach, which means that while we also may have had a number of stocks suffering smallcap "valueitis," a half dozen winners in the portfolio can and did propel us to our solid results.

When we initiate a stock position, we naturally have high expectations for its performance based upon our estimate of the underlying company's intrinsic value and the severe discount it is selling for in the marketplace relative to that

                               RCB SMALL CAP FUND


estimate. The reality is that only a handful of investments truly achieve "greatness." We were fortunate to have such a handful in 1999, led by UnitedGlobalCom Inc. Our average cost is $4.00 and the stock is currently selling at 70 5/8. In classic Wall Street fashion, the stock was ignored at our purchase price and 9-fold later it looks "cheap" according to leading analysts. While the magnitude of this success will be difficult to repeat on a regular basis, the principle is very clonable: a focus on smaller companies out of the limelight of popular opinion, yet possessing solid businesses run by "smart" management and a stock price that does not reflect the true economic value of the underlying business, is a recipe for successful investing.

Whitehall Jeweler's was another big winner for the Fund. The retail jewelry industry was a disaster in the 1980s and early 1990s as a number of high-profile consolidators went bankrupt or mismanaged themselves into obscurity. Whitehall is a Chicago-based, family-owned player that has staked out a neat niche in small square foot, high-profile mall-based stores that generate a terrific return on investment. They have quietly opened or acquired locations at a steady clip, outsourced all credit decisions and have built a wonderful record of consistent growth. We have benefited from the ability of management to continue to produce the numbers, as well as from the fact that the multiple which people are willing to pay for the stock has increased from 10x at our purchase to the mid-teens, which is still a very reasonable price.

We also had a number of takeovers in 1999 and this is a theme that we hope will remain at the forefront of continuing good performance. There are over 700 companies that trade for under 10 times earnings, most of them smaller. At the same time, you have the bigger non-tech companies starved for growth and desperate to make acquisitions. Some of our holdings will hopefully fill their bill.

We have also had our share of disappointments. Borg Warner Security, which received "something" from an interested acquirer putting its stock some 40% above our cost, had that something disappear, which along with a slow quarter, tanked the stock to 40% below our cost. Angelica Corp., a collection of three basic businesses, finally gave up the ghost and put itself up for sale. While we expect a decent profit, it will undoubtedly be below our original estimate of value, due to the benign neglect of the small cap sector. We noted in our last letter that this is an unpleasant trend in small cap investing, as many investors are willing to take a mediocre offer for the company for the sake of getting out.

On another note, it is difficult to overstate the ridiculousness of the valuation of many technology-related companies. As you can see from the above table, it is also difficult to overstate just how well many of them did last year. As a rule, we are generally skeptical of what passes for conventional wisdom and we would encourage those pining away for triple digit annual returns to read a terrific book, DEVIL TAKE THE HINDMOST: A HISTORY OF FINANCIAL SPECULATION by Edward Chancellor. While it is a fact that there was not a collapse in the euphoria and valuation in the technology world in 1999, it is still only a hypothesis to suggest that this will not occur in the near future.

Despite some suggestions in the press that "this time, things are different," the philosophy and the discipline of valuing a company and its future growth are no different when looking at a technology company or at a manufacturing or services company. The only thing different in our view is that there seems to be a group of investors who have an extraordinarily high certainty about what the future is going to look like and are willing to pay nearly any price to see if they are right. This flies in the face of our conventional wisdom that risk increases geometrically as you move further into the future.

                               RCB SMALL CAP FUND


The interesting thing about this environment is that in many ways there is more opportunity in more stocks than we have seen in years, thanks to many investors' myopic focus on a relatively small number of "hot" stocks. We remain fully invested and in fact have more ideas than money to invest at the current time.

What will "happen" to resolve the enormous chasm between the relative valuations of many smaller companies and many of the "dot.coms"? Timing, of course, is everything and is as elusive as it has always been. Rising interest rates always hurt the longest duration assets the most and it is clear that the profitability schedules of many of the Class of 1999 IPOs put them in this category. Part of it we suspect will simply be the sound of hubris sinking under its own weight. As the new batch of IPOs season and start to face things like year-over-year comparisons, even if it is on something as amorphous as "page-views" or press releases per week, it will become increasingly difficult to justify current prices in many cases. This possibility at least should benefit us on a relative basis.

The Fund's portfolio managers continue to have the bulk of their net worth invested in the Fund and clearly strive to have your best interests in mind. Please feel free to look us up on our website, www.rcbinvest.com, where we update our holdings and current thoughts on a more frequent basis or to contact us toll-free at 877-478-4RCB. We look forward to more good opportunities to come. Thank you again for your continuing confidence and support.

Sincerely,

/s/ Jeffrey Bronchick, CFA                  /s/ Thomas D. Kerr, CFA

Jeffrey Bronchick, CFA                      Thomas D. Kerr, CFA
Manager                                     Co-Manager
Jbronchick@rcbinvest.com                    tkerr@rcbinvest.com

* The Fund's total return for the one year period ended December 31, 1999 and from inception on September 30, 1998 through that date were 13.72% and 34.55%, respectively. Total return reflects the maximum sales charge of 3.50%. Past performance does not guarantee future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares.

                               RCB SMALL CAP FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Shares  COMMON STOCKS: 98.3%                                             Value
--------------------------------------------------------------------------------

         ADVERTISING SERVICES: 2.5%
 5,000   R. H. Donnelley Corp.*...................................... $   94,375
                                                                      ----------

         AEROSPACE/DEFENSE: 2.0%
 1,400   Sequa Corp.*................................................     75,513
                                                                      ----------
         AUTO PARTS & EQUIPMENT: 3.2%
 4,400   Superior Industries International, Inc......................    117,975
                                                                      ----------
         BUILDING AND CONSTRUCTION PRODUCTS: 3.2%
 3,000   Ameron International Corp...................................    118,687
                                                                      ----------
         BROADCAST SERVICECABLE: 2.6%
 1,400   UnitedGlobalCom, Inc.*......................................     98,875
                                                                      ----------
         COMPUTER SOFTWARE: 3.1%
10,000   Tripos, Inc.*...............................................    115,000
                                                                      ----------
         DATA PROCESSING: 3.4%
13,600   Information Resources, Inc.*................................    125,800
                                                                      ----------
         ELECTRONICS: 4.5%
 7,000   Littelfuse, Inc.*...........................................    169,859
                                                                      ----------
         FINANCIAL SERVICES: 1.7%
10,000   Billing Concepts Corp.*.....................................     65,000
                                                                      ----------
         INSURANCE: 14.9%
 4,200   AmerUs Life Holdings, Inc.  Class A.........................     96,600
20,200   GAINSCO, Inc................................................    108,575
 7,600   Horace Mann Educators Corp..................................    149,150
 9,000   UICI*.......................................................     95,063
   900   White Mountains Insurance Group, Inc........................    108,450
                                                                      ----------
                                                                         557,838
                                                                      ----------

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

         LINEN SUPPLY: 3.1%
12,000   Angelica Corp............................................... $  117,000
                                                                      ----------
         MACHINERY  GENERAL: 8.6%
 5,000   AMETEK, Inc.................................................     95,312
 1,500   Franklin Electric Co., Inc..................................    105,281
 4,000   IDEX Corp...................................................    121,500
                                                                      ----------
                                                                         322,093
                                                                      ----------
         MANUFACTURING: 15.3%
18,000   Farr Company*...............................................    175,500
40,000   ROHN Industries, Inc.*......................................    115,000
 6,000   Scott Technologies, Inc.*...................................    113,250
 9,500   UCAR International, Inc.*...................................    169,219
                                                                      ----------
                                                                         572,969
                                                                      ----------
         MARKET RESEARCH: 3.0%
 4,500   ACNielsen Corp.*............................................    110,812
                                                                      ----------
         MEDICAL: 0.5%
   500   Dionex Corp.*...............................................     20,594
                                                                      ----------
         OFFICE SUPPLIES: 6.2%
 9,000   American Business Products, Inc.............................    105,188
13,500   Hunt Corp...................................................    128,250
                                                                      ----------
                                                                         233,438
                                                                      ----------
         OILEXPLORATION & PRODUCTION: 3.7%
41,000   Gulf Canada Resources Ltd.*.................................    138,375
                                                                      ----------
         OILFIELD SERVICES: 0.8%
   800   Hanover Compressor Company*.................................     30,200
                                                                      ----------
         RESTAURANTS: 5.2%
 7,500   IHOP Corp.*.................................................    125,156
 4,200   VICORP Restaurants, Inc.*...................................     67,725
                                                                      ----------
                                                                         192,881
                                                                      ----------

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------

         RETAIL: 3.0%
 3,000   Whitehall Jewellers, Inc.*.................................. $  110,625
                                                                      ----------
         SECURITY SERVICES: 2.5%
 8,700   Burns International Services Corp.*.........................     94,069
                                                                      ----------
         TECHNOLOGY SERVICES: 1.2%
 3,000   Gartner Group, Inc.A*.......................................    45,750
                                                                      ----------
         TELEVISION: 3.0%
 2,300   SBS Broadcasting SA (Luxembourg)............................    111,981
                                                                      ----------
         WHOLESALE FOOD: 1.1%
 5,859   Smart & Final, Inc.*........................................     42,478
                                                                      ----------

         Total Common Stocks (cost $3,454,418).......................  3,682,187
                                                                      ----------

         PREFERRED STOCK: 0.6%
         INSURANCE: 0.6%
 3,200   Philadelphia Consolidated Holding Corp. (cost $30,160)......     22,400
                                                                      ----------

         Total Investments in Securities  (cost $3,484,578): 98.9%...  3,704,587
         Other Assets less Liabilities: 1.1%.........................     40,348
                                                                      ----------
         Total Net Assets: 100.0%.................................... $3,744,935
                                                                      ==========

* Nonincome producing security.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND


STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $3,484,578) .......      $ 3,704,587
  Cash .......................................................           41,275
 Receivables:
   Due from Advisor ..........................................            4,878
   Dividends .................................................            1,737
 Prepaid expenses and other assets ...........................            6,499
                                                                    -----------
   Total assets ..............................................        3,758,976
                                                                    -----------
LIABILITIES
 Distribution fees ...........................................            2,040
 Accrued expenses ............................................           12,001
                                                                    -----------
   Total liabilities .........................................           14,041
                                                                    -----------

NET ASSETS ...................................................      $ 3,744,935
                                                                    -----------
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($3,744,935/259,499 shares outstanding; unlimited
    number of shares authorized without par value) ...........      $     14.43
                                                                    ===========

  MAXIMUM OFFERING PRICE PER SHARE ($14.43/96.50%) ...........      $     14.95
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paidin capital .............................................      $ 3,402,227
  Accumulated net investment loss ............................           (8,729)
  Accumulated net realized gain on investments ...............          131,428
  Net unrealized appreciation on investments .................          220,009
                                                                    -----------
   Net assets ................................................      $ 3,744,935
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................     $  14,350
    Interest ....................................................         1,229
                                                                      ---------
      Total income ..............................................        15,579
                                                                      ---------
  Expenses
    Administration fee ..........................................        15,123
    Advisory fees ...............................................        13,867
    Audit fee ...................................................         8,030
    Fund accounting fees ........................................         7,127
    Transfer agent fees .........................................         6,500
    Registration fees ...........................................         4,538
    Distribution fees ...........................................         4,078
    Custody fees ................................................         2,823
    Legal fees ..................................................         1,512
    Trustee fees ................................................         1,260
    Reports to shareholders .....................................           287
                                                                      ---------
      Total expenses ............................................        65,145
      Less: expenses waived and reimbursed ......................       (40,837)
                                                                      ---------
      Net expenses ..............................................        24,308
                                                                      ---------

        NET INVESTMENT LOSS .....................................        (8,729)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions ..................       167,504
  Net change in unrealized appreciation on investments ..........      (345,439)
                                                                      ---------
      Net realized and unrealized loss on investments ...........      (177,935)
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....     $(186,664)
                                                                      =========

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Six Months        September 30, 1998*
                                                              Ended                through
                                                         December 31, 1999#     June 30, 1999
                                                         ------------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss .................................     $    (8,729)          $    (3,547)
  Net realized gain from security transactions ........         167,504                95,563
  Net change in unrealized appreciation on investments         (345,439)              565,448
                                                            -----------           -----------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .................................        (186,664)              657,464
                                                            -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains .............................        (128,092)                   --
                                                            -----------           -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
   change in outstanding shares (a) ...................         903,661             2,498,566
                                                            -----------           -----------
     TOTAL INCREASE IN NET ASSETS .....................         588,905             3,156,030

NET ASSETS
  Beginning of period .................................       3,156,030                    --
                                                            -----------           -----------
  END OF PERIOD .......................................     $ 3,744,935           $ 3,156,030
                                                            ===========           ===========

Accumulated net investment loss .......................     $    (8,729)          $        --
                                                            ===========           ===========

(a) A summary of capital share transactions is as follows:

                                                          Six Months             September 30, 1998*
                                                             Ended                    through
                                                       December 31, 1999#           June 30, 1999
                                                     ----------------------     ----------------------
                                                     Shares          Value      Shares          Value
                                                     ------          -----      ------          -----

Shares sold .......................................   59,882        $886,382    198,111      $2,498,602
Shares issued in reinvestment of distribution......    7,915         113,337         --              --
Shares redeemed....................................   (6,406)        (96,058)        (3)            (36)
                                                      ------        --------    -------      ----------
Net increase ......................................   61,391        $903,661    198,108      $2,498,566
                                                      ======        ========    =======      ==========

# Unaudited.
* Commencement of operations.

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                         Six Months        September 30, 1998*
                                                           Ended                through
                                                      December 31, 1999#     June 30, 1999
                                                      ------------------     -------------
Net asset value, beginning of period ...................   $15.93               $10.00
                                                           ------               ------
Income from investment operations:
  Net investment loss ..................................    (0.03)               (0.02)
  Net realized and unrealized gain (loss)
   on investments.......................................    (0.88)                5.95
                                                           ------               ------
Total from investment operations .......................    (0.91)                5.93
                                                           ------               ------
Less distributions:
  From net realized gains ..............................    (0.59)                  --
                                                           ------               ------

Net asset value, end of period .........................   $14.43               $15.93
                                                           ======               ======

Total return++ .........................................    (5.68)%              59.30%

Ratios/supplemental data:
Net assets, end of period (millions) ...................   $  3.7               $  3.2

Ratio of expenses to average net assets:+
  Before expense waivers and reimbursements ............     3.99%                7.76%
  After expense waivers and reimbursements .............     1.49%                1.49%

Ratio of net investment loss to average net assets:+
  Before expense waivers and reimbursements ............    (3.04)%              (6.60)%
  After expense waivers and reimbursements .............    (0.54)%              (0.33)%

Portfolio turnover rate++ ..............................    24.93%               35.70%

#  Unaudited.
*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND


NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The RCB Growth and Income Fund and the RCB Small Cap Fund (the "Funds") are each a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Funds began operations on September 30, 1998. The investment objectives of the Funds are capital appreciation with growth of income as a secondary objective and capital appreciation, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Reed, Conner & Birdwell, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.60% and 0.85% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, based upon the average daily net assets of the Funds. For the six months ended December 31, 1999, the RCB Growth and Income Fund and the RCB Small Cap Fund incurred $4,864 and $13,867 in advisory fees, respectively. The Advisor has agreed to reduce fees payable to it by the Funds and reimburse other

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

expenses to the extent necessary to limit the Funds' aggregate annual operating expenses, excluding brokerage commissions and other portfolio transaction expenses, interest, taxes, capital expenditures and extraordinary expenses to 1.25% and 1.49% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, of average daily net assets for an indefinite period. As a result, the Advisor reimbursed the Funds for expenses in excess of the limits in the amounts of $39,347 for RCB Growth and Income Fund and $40,837 for RCB Small Cap Fund. The cumulative amounts paid by the Advisor on behalf of the RCB Growth and Income Fund and the RCB Small Cap Fund are $108,518 and $109,162, respectively.

     The Advisor may recapture from the RCB Growth and Income Fund and the RCB Small Cap Fund the cumulative expense reimbursements of $108,518 and $109,162, respectively, subject to the requirements that the Funds must pay their current operating expenses before any such recapture and their continued compliance with any other expense limitations. The Advisor must recapture the cumulative reimbursements by June 30, 2004 or it forgoes the right to recapture these amounts.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

      Under $15 million                 $30,000
      $15 to $50 million                0.20% of average daily net assets
      $50 to $100 million               0.15% of average daily net assets
      $100 to $200 million              0.10% of average daily net assets
      Over $200 million                 0.05% of average daily net assets

     For the six months ended December 31, 1999, each Fund incurred $15,123 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended December 31, 1999, the RCB Growth and Income Fund and the RCB Small Cap Fund, paid fees of $2,027 and $4,078, respectively, to the Advisor.

                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $296,356 and $24,535, respectively, for the RCB
Growth and Income Fund and $1,713,054 and $797,757 respectively, for the RCB Small Cap Fund.

NOTE 6 - TAX BASIS APPRECIATION

     At December 31, 1999, the cost of securities for federal income tax purposes and the gross unrealized appreciation and depreciation of securities were as follows:

                                                     RCB Growth and   RCB Small
                                                      Income Fund     Cap Fund
                                                      -----------     --------

   Gross unrealized appreciation....................  $  401,459     $  437,431
   Gross unrealized depreciation....................    (129,459)      (217,422)
                                                      ----------     ----------
          Net unrealized appreciation...............  $  272,000     $  220,009
                                                      ==========     ==========

          Cost for federal income tax purposes  ....  $1,487,294     $3,484,578
                                                      ==========     ==========

                               INVESTMENT ADVISOR
                          Reed, Conner & Birdwell, Inc.
                      11111 Santa Monica Blvd., Suite 1700
                              Los Angeles, CA 90025
                                 (310) 478-4005
                            (877) 478-4RCB Toll Free

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Rd., Suite 261-E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                 425 Walnut St.
                              Cincinnati, OH 45202

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                             San Francisco, CA 94104

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. See accompanying Notes to Financial Statements.